                                                                  EXHIBIT 10.44

                               MANUFACTURING AGREEMENT

       This Manufacturing Agreement ("Agreement") is made and entered into as of January 29, 1999, by and between Mylex Corporation ("Mylex"), having its place of business at 34551 Ardenwood Boulevard, Fremont, California 94555-3607, and Dovatron International, Inc. ("Dovatron"), having its place of business at 5405 Spine Road, Boulder, Colorado 80301.

RECITAL

       Mylex and Dovatron wish to enter into an agreement pursuant to which Dovatron will provide worldwide manufacturing services for Mylex products and testing and delivery of such products to the customers of Mylex.

AGREEMENT

SECTION 1.0 AGREEMENT TO MANUFACTURE

1.1 SCOPE OF WORK. During the term of and subject to this Agreement, Dovatron shall manufacture, configure and test and deliver to Mylex's customers, and Mylex shall purchase from Dovatron, and Dovatron shall sell to Mylex, such quantities of units of the products described on Exhibit A to this Agreement (the "Products") as Mylex may order from time-to-time, at the quoted prices set forth on Exhibit A. Dovatron's obligations to manufacture, configure and test Products pursuant to this Agreement shall not commence until March 1, 1999. Each Product shall be manufactured, configured and tested according to Mylex's specifications for such Product, which are or will be (prior to or at the time of order) agreed to, in writing, by Mylex and Dovatron (the "Specifications"), and, as necessary, debugged pursuant to Section 6.0B below in an effort to ensure that such Product meets the Specifications. Mylex shall, upon the effective date of this Agreement and weekly thereafter during the term of this Agreement, give Dovatron a written forecast of the generic Products, by type, quantity and expected delivery date, (the "Forecast") for which it expects to receive delivery during the immediately succeeding ninety
       (90) day period. A Forecast will be deemed to constitute a binding purchase order with respect to generic Products, subject to the provisions of this Agreement. In addition, Mylex shall, from time-to-time, issue to Dovatron a purchase order, in the form attached to this Agreement as Exhibit B, for configured Products, by type, quantity and delivery date, as and when it desires to order configured Products pursuant to this Agreement.

1.2    CONSIGNED COMPONENTS.

       A. Upon request from Dovatron, Mylex may, at its election, consign components of Products to Dovatron. All consigned components will be delivered to Dovatron in a mutually agreed package type, and in sufficient time and in sufficient quantities to allow Dovatron to meet scheduled delivery dates for the applicable Products. All consigned components shall be in good condition. Mylex assumes complete liability for the quality of all consigned components and Dovatron shall not be responsible for any defects therein or failures thereof. Dovatron shall be responsible for inventory shrinkage of consigned components after its receipt of such components and for ensuring that appropriate physical controls of such components are in place and properly administered.

       B. Notwithstanding any implication to the contrary in subparagraph A above, Dovatron shall be obligated to account for all of the components, specifically identified by the parties at or prior to any consignment, that are consigned to Dovatron. Accordingly, if any such component is damaged, lost or destroyed in the manufacturing, configuration or testing process, Dovatron shall be responsible, at Mylex's election, for replacing such component at its own expense or paying Mylex an amount for such component to be agreed upon by Mylex and Dovatron; provided, however, Dovatron shall have no responsibility for any such yield losses for any class of component up to the amounts agreed upon by the parties. No consigned component shall be deemed to be defective or to have failed unless Dovatron has reasonable proof that it was defective or failed.

1.3 USE OF EXISTING INVENTORY. As soon as practicable after the effectiveness of this Agreement, Mylex will provide to Dovatron on-line access to its inventory of components available for use in Products, all of which will be stored at a Mylex facility. To the extent any such components are available for use in Products ordered by Mylex, Dovatron will use Mylex's inventory of such components in such Products rather than purchase such components. Dovatron shall pay to Mylex Dovatron's then quoted purchase price, as set forth on Exhibit A hereto or any amendment thereto, for any such components Dovatron uses within thirty
       (30) days of its receipt of such components; provided, however, Mylex may credit against any portion of its purchase price for Products any unpaid amounts Dovatron is obligated to pay Mylex for its components.

SECTION 2.0 PURCHASING AND OTHER MATTERS

2.1 PURCHASE ORDERS. Purchase orders for configured Products (and Forecasts for generic Products) may be delivered to Dovatron by any reasonable means, including but not limited to postal delivery, courier delivery, facsimile transmission, and electronic mail. Receipt of each purchase order will be promptly confirmed by Dovatron. Dovatron shall not be bound by any term or condition on a purchase order that is inconsistent with this Agreement or any of its exhibits except to the extent mutually agreed by the parties. If Dovatron believes it will be unable to meet the delivery dates set forth in any purchase order and notifies Mylex of that concern and suggested alternative delivery dates within two business days of its receipt of such purchase order, Dovatron and Mylex will negotiate in good faith to agree upon an acceptable delivery date. Dovatron shall, within two business days of its receipt of a purchase order, accept or reject such purchase order; provided, however, except as provided above, Dovatron shall be obligated to accept all purchase orders for Products with respect to which a price has been mutually agreed by the parties. The parties shall hold weekly meetings (in person at Mylex's facility or by conference phone call) for the purpose of discussing Mylex's existing and contemplated Forecasts and order requirements; provided, however, only written Forecasts and purchase orders, or written modifications thereto, shall bind Mylex pursuant to the terms of this Agreement or otherwise. The parties, as business requirements dictate, may mutually agree upon the use of blanket purchase orders for specific sub-assemblies or components, subject to the terms of this Agreement.

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2.2    PURCHASE ORDER RELEASES.  Dovatron may make purchase commitments to suppliers based upon the Forecasts and purchase orders received from Mylex; provided, however, notwithstanding any such commitments, Mylex shall only have such obligation to purchase units of Products or components or sub-assemblies thereof as is specifically set forth in this Agreement. Mylex shall only be obligated to Dovatron for components and sub-assemblies ordered by Dovatron, as specifically provided in this Agreement, including, without limitation, non-cancelable or non-returnable components or sub-assemblies, in quantities essential to meet a then projected delivery date for the related Product in the then most recent Forecast ("Permitted Components"). Dovatron will give Mylex written notice, from time to time, of the necessary advance order period for any component or sub-assembly that must be ordered more than ninety (90) days prior to receipt thereof by Dovatron and any material change in such advance order period.

2.3 PURCHASE ORDER CONTENTS. Each purchase order shall contain the following information:

       A.     Quantity and type of units of Product to be shipped.
       B.     Product unit price.
       C.     Product unit revision level.
       D.     Delivery schedule, by date, Product unit and quantity.
       E.     Packaging process and method.
       F.     Destination, carrier and other specific instructions.

2.4 RESCHEDULING OF RELEASED ORDERS. Mylex may reschedule delivery of units of Products by sending Dovatron a written change order. Deliveries may be rescheduled in accordance with the schedule shown below. Expediting of delivery of a Product beyond the limitations specified in the schedule below may only be made with the approval of each of the parties. Any fees for such expediting, including resulting premium costs associated with materials, labor or handling, must also be mutually agreed upon, in writing, by the parties. Mylex may reschedule the delivery of any Product unit only one time without Dovatron's agreement.

       Number of Business     Generic %          Number of Business   Configuration %
       Days Advance Notice   Reschedule          Days Advance Notice   Reschedule
       -------------------   -----------         -------------------  --------------
               0 - 15        None                     1 - 5               None
              16 - 30        20% or less              6 - 10              20% or less
              31 - 45        40% or less              11 - 20             40% or less
              46 - 60        75% or less              21 - 25             75% or less
              61 and up      100% or less             26 and up           100% or less

       The rescheduling rights for configured Product provided above assumes that Mylex has entered into a SIMM supply contract that is reasonably acceptable to Dovatron.

2.5 IMPACT OF RESCHEDULING. With respect to any Products, and related components, the rescheduling of which is beyond the limits specified in
       Section 2.4, Mylex shall be responsible for (a) Dovatron's fully burdened cost, as defined below and as quoted by Dovatron in Exhibit A hereto or any amendments thereto, (b) work-in-progress in an amount to be negotiated by the parties (not

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       to exceed the quoted price of the finished Product), and (c) finished
       Products at the quoted price in Exhibit A hereto or any amendments thereto. Mylex's responsibility for Dovatron's inventory of non-cancelable or non-returnable components for Products shall be as provided in Section 2.8 below. After forty-five (45) days from Dovatron's receipt of a generic Product at its Fremont, California facility, but not earlier than the date by which a Product must be completed to meet the delivery requirements of the applicable Forecast (the "Required Completion Date"), inventory not ordered by Mylex will be moved to an internal secured consigned inventory location and billed to Mylex at prices or a formula to be agreed to by each of the parties, each as set forth in Exhibit A hereto or any amendments thereto, with payment terms as provided in 3.1. Dovatron shall give Mylex prompt written notice of its receipt of a generic Product. Inventory not consumed after forty-five (45) days in the consigned inventory location will be the responsibility of Mylex and, five (5) days after the end of such 45-day period, will be shipped from the Dovatron location to the non-Dovatron location designated by Mylex, at the expense of Mylex. Mylex will be billed the fully burdened cost, as defined below and as quoted by Dovatron in Exhibit A hereto or any amendment thereto, minus the amount billed (and paid) with respect to the initial transfer of such inventory to the consigned inventory location, with payment terms as provided in 3.1. Notwithstanding the foregoing, Mylex, at its election, may choose, by written notice to Dovatron, to have Dovatron hold any such inventory for up to an additional forty-five (45) days upon the parties reaching a mutually acceptable agreement with respect to an additional fee for Dovatron providing such service. Dovatron's fully burdened cost for any component or sub-assembly shall be its out-of-pocket cost to acquire such item, plus XXX%, and its labor cost for the related Product as quoted by Dovatron. Dovatron's fully burdened cost for any completed or partially completed Products shall be its fully burdened cost for the components and/or sub-assemblies actually used in such Product plus Dovatron's labor costs directly attributable to the manufacture of such Product. Such labor costs shall be calculated by Dovatron, utilizing normal manufacturing industry practice for such calculations. Dovatron shall provide Mylex with its written calculation, in reasonable detail, of its fully burdened cost, in each instance, and such calculation must be reasonably acceptable to Mylex.

2.6 ENGINEERING DESIGN CHANGES. If Mylex should request any engineering change order for any Product, Dovatron will give Mylex written notice, within three business days of receiving written notice at such request, of the date by which, and at what cost, such engineering change order could be implemented. Mylex shall be responsible for any increase in such costs (net of any savings of costs), due to an engineering change order, to which it agrees in writing.

2.7 QUALITY PROGRAM. Each of the parties shall comply with the quality program requirements described in Exhibit C hereto.

2.8 CANCELLATIONS. In the event that Mylex wishes to cancel some quantity of units of Products ordered pursuant to this Agreement, Dovatron, upon receipt of such written notice of such cancellation, shall stop work on such units of Products to the extent specified therein. Mylex's termination liability for a cancellation shall be limited to the following.

       A. Payment for all units of Products delivered to Mylex, or in the process of being delivered at the time, plus finished units of Products in inventory prior to, and including, the effective date of cancellation, at then applicable unit prices for such Products;

       B. Payment for all work-in-process on units of Products based upon percentage of completion, as reasonably determined by Dovatron and written notice, in reasonable detail, of which is given to Mylex within two business days of the effective date of cancellation, multiplied by the then applicable unit price of such Products, including units of Products which were in process prior to receipt of notice of cancellation and that could not be completed by the cancellation date. Mylex has the right to require Dovatron to complete any such units on a reasonable schedule acceptable to both of the parties.

       C. Payment, at Dovatron's fully burdened cost (as defined above), for components in-house and on order which cannot be canceled or returned, provided that such components are Permitted Components.

       D. Payment of any restocking charges, "bill-backs" and cancellations charges received by Dovatron from suppliers for Permitted Components and approved by Mylex.

       Dovatron shall use its best efforts to minimize cancellations charges by returning components for credit (with Mylex's approval), canceling components on order and applying components to other Dovatron projects (when possible, at the sole discretion of Dovatron) and minimizing all work-in-process and finished goods in support of the final production schedule. Upon payment of the cancellation charges for any completed Products, work-in-process, or Permitted Components in-house or on order, such items shall become the property of Mylex, F.O.B. Dovatron (at the applicable Dovatron facility), and, at Mylex's election and expense, shall be delivered to a location identified to Dovatron by Mylex or, at Mylex's direction, disposed of by Dovatron.

2.9    NEW PRODUCTS/COST PERFORMANCE.

       A. Quotations by Dovatron for new products will be developed by use of the mutually agreed upon pricing model set forth on Exhibit A hereto. Each such quotation requested by Mylex shall be provided to Mylex on an expeditious basis. Each of the parties shall jointly develop a mutually agreeable quality program for each new product.

       B. During each calendar quarter, beginning with the second quarter of 1999, the parties will jointly review overall cost and volume performance of Dovatron and Mylex, respectively, and other performance parameters to be mutually agreed upon by the parties. The pricing model referenced in subparagraph A above shall be jointly reviewed by the parties at an agreed upon frequency and may be modified with the mutual agreement of the parties.

2.10 APPROVAL OF LOCATION. Mylex shall have the right to approve each location at which Dovatron is providing any of its services hereunder.

SECTION 3.0 PAYMENT AND SHIPPING TERMS

3.1    INVOICES AND PAYMENT.

       A. Dovatron shall invoice Mylex upon shipment of configured Product. Payment for such Product is due net thirty (30) days from date of shipment and may be made by check or wire transfer. Should Mylex fail to make payment within thirty (30) days after date of invoice, Dovatron may, at its option, if it gives Mylex written notice, in reasonable detail, of such failure and Mylex does not cure such failure within five (5) business days of its receipt of such notice, (i) cease shipments to Mylex and/or (ii) make some or all future shipments C.O.D. Daily interest at the rate of 1.5% per month shall accrue and be charged, until paid, on all payments not received by Dovatron within such thirty (30) day period.

       B. Each of the parties will meet weekly to resolve any outstanding shipment or payment disputes in order to ensure timely resolution of such disputes. Any party disputing a shipment or payment shall promptly describe such dispute in writing, in reasonable detail, and provide such description to the other party.

       C. Products that have been in inventory in excess of forty-five (45) days after the Required Completion Date shall be paid for as provided in this paragraph. Dovatron will provide Mylex with a written listing, in reasonable detail, of all such Products, including its applicable purchase price. Mylex shall pay Dovatron for such Products within ten (10) days of its receipt of the listing for such Products; provided, however, Mylex may, to the extent applicable, set off any such payment against amounts owed to Mylex by Dovatron pursuant to this Agreement.

3.2 PACKAGING AND SHIPPING. Dovatron shall package each unit of Product to Mylex's specifications, or, if not specified by Mylex, to good commercial standards. All shipments made by Dovatron to Mylex or a customer of Mylex shall be F.O.B. Dovatron shipping point. Title and risk of loss or damage to a Product shall pass from Dovatron to Mylex upon delivery of such Product to the F.O.B. shipping point. Shipments to Mylex or its customer will be made in accordance with Mylex's specific routing instructions, including method of carrier to be used.

3.3 SECURITY INTEREST. Dovatron reserves a purchase money security interest in each unit of the Products produced pursuant to this Agreement in the amount of the purchase price therefor. This interest will be satisfied by payment in full for such units of the Products. Mylex agrees to execute, and to allow Dovatron to file, any and all documents, including, without limitation UCC documents, as may be reasonably necessary to perfect such purchase money security interest.

SECTION 4.0 WARRANTY

4.1 WARRANTY. Dovatron warrants to Mylex that each of the Products manufactured, configured or tested by Dovatron will have been manufactured, configured and tested in conformance with the Specifications therefor and be free from defects in workmanship under normal use and service for a period of one-hundred eighty (180) days after shipment by Dovatron. Dovatron shall be responsible for procurement of components, incoming inspection, and safe handling of the components while in-house at Dovatron. Mylex shall be responsible for the selection of all components, as well as ensuring the quality of the vendors and the compatibility of the components. Mylex is also responsible for designing a product which does not unduly stress the components being used. Dovatron's obligation under this warranty is limited to replacing, repairing, or issuing credit for any Products that do not meet such Specifications or are defective in workmanship. Dovatron shall repair or replace any such Product, and deliver the repaired or replacement unit to Mylex, within twenty (20) days of Dovatron's receipt of such Product. No units of Products for which action may be required under this warranty shall be returned to Dovatron's manufacturing facility, F.O.B. Mylex, without an accompanying Dovatron supplied Returned Materials Authorization number, which Dovatron shall grant on request and Mylex showing a reasonable basis for such return. In the event a returned unit of a Product is found not to meet such Specifications or to be defective in workmanship, Dovatron shall be responsible for the cost of shipping such unit of Product to Dovatron and back to Mylex or its customer.
       If a returned unit of Product is not so found, Mylex shall be responsible for such costs of shipping. Mylex will cooperate with Dovatron in its efforts to determine whether a defect in a unit of Product exists and to repair any defective unit of Product. Dovatron shall assign to Mylex any warranties for components or sub-assemblies it purchases under this Agreement and cooperate with Mylex in its efforts to exercise its rights under such warranties.

       THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE AND FOR ALL OTHER OBLIGATIONS OR LIABILITIES ON DOVATRON'S PART.

       DOVATRON NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR DOVATRON ANY OTHER LIABILITY IN CONNECTION WITH THE SALE OF PRODUCTS TO MYLEX OR ITS CUSTOMERS. THIS WARRANTY SHALL NOT APPLY TO ANY UNITS OF PRODUCTS WHICH SHALL HAVE BEEN REPAIRED OR ALTERED OTHER THAN BY DOVATRON OR WHICH SHALL HAVE BEEN SUBJECT TO MISUSE, NEGLIGENCE, OR ACCIDENT. DOVATRON IS NOT LIABLE FOR PERSONAL INJURY RESULTING DIRECTLY OR INDIRECTLY FROM THE DESIGN, MATERIAL, OPERATION OR INSTALLATION OF ANY UNITS OF PRODUCTS, OTHER THAN FOR PERSONAL INJURY RESULTING SOLELY FROM WORKMANSHIP.

       NEITHER PARTY IS LIABLE FOR ANY INCIDENTIAL, CONSEQUENTIAL OR SPECIAL DAMAGE OF ANY KIND WHATSOEVER IT MAY CAUSE, EVEN IF IT IS MADE AWARE OF THE POSSIBLE OCCURRENCE OF ANY SUCH DAMAGE.

SECTION 5.0 RESPONSIBILITY FOR ADDITIONAL COSTS AND EXCESS INVENTORY

5.1 EXCESS INVENTORY. In the event that Dovatron purchases or orders non-cancelable or non-returnable components in order to meet Mylex's requirements as set forth in any Forecast or purchase order, Mylex shall be required to purchase the unused portion of such components from Dovatron upon demand if (i) Mylex fails to purchase units of Products, including such components, in accordance with such Forecast or purchase order, and (ii) Dovatron cannot otherwise use such components at no cost to it, other than the purchase price therefor. Mylex will pay for such inventory in the amounts and at the times contemplated by Section 2.5.

5.2 COST ADJUSTMENTS. Product pricing shall remain firm for units of Products on Mylex purchase orders received by Dovatron, except as follows:

       A. The quoted cost of all components and sub-assemblies in each Product subject to this Agreement is or will be set forth on Exhibit A or an amendment thereto. In the event there is an increase or decrease in the cost of a component or sub-assembly, or the labor content (as normally defined in the manufacturing industry), of a Product (which has not been ordered as of such increase or decrease) which affects the purchase price of such Product, Dovatron shall document such increase or decrease in costs and provide such information to Mylex in writing, in reasonable detail, within five (5) business days of Dovatron becoming aware of such increase or decrease. In the case of an increase, both parties may mutually pursue alternative pricing in order to retain the original cost. If such an alternative cannot be attained within a reasonable period of time, the purchase prices in Exhibit A for units of the affected Product shall be adjusted to reflect the actual amount of such increase. No increase or decrease in such costs for a Product shall be passed on to Mylex unless and until the aggregate changed costs for such Product, after taking into account all increases and decreases in such costs not previously made, exceeds one percent of the then purchase price of such Product. As appropriate in the circumstances, as determined by Mylex in its sole discretion, Mylex will commit such engineering resources as may be necessary to qualify an alternative source component if its preliminary review of the engineering specifications for such alternative source component shows that it provides enhanced management of supply or cost improvements or adequately addresses any end-of-life issues for a then utilized component.

       B. Mylex will be responsible for costs and expenses of Dovatron specified below not included in the purchase price for a Product, and shall pay for such costs and expenses within thirty (30) days of receiving an invoice therefor, where the cause is due to any of the following actions by Mylex:

              1. Overtime charges and other actual out-of-pocket expenses approved by Mylex and incurred as a result of material delays in the normal production or material interruption in the work flow process where such delays or interruptions are caused by: (a) Mylex changes in specifications or product test which impact a build in progress; or (b) Mylex's failure to provide sufficient quantities or a reasonable quality level of consigned components where necessary to sustain the required production schedule.

              2. Any Permitted Component that is rendered obsolete as a result of a Mylex engineering, field, manufacturing, design, test, or other change. Such obsolete inventory shall be invoiced to Mylex at its fully burdened cost, as defined above. Each such component shall be packaged and delivered to Mylex by Dovatron, F.O.B. Dovatron shipping point, within thirty (30) days of the change effective date and invoiced as of the shipment date thereafter.

              3. Out-of-pocket expenses incurred due to extraordinary packaging requirements imposed by Mylex.

              4.     Any expedite fees referenced in Section 2.4 above.

SECTION 6.0 FUNCTIONAL TEST

       A. Mylex will provide to Dovatron, for its use and at Mylex's expense, appropriate functional test equipment, as may be mutually agreed upon by Mylex and Dovatron from time to time, reasonably necessary to allow Dovatron to meet all product and production commitments of Dovatron under this Agreement. Mylex will also provide, at its expense, the technical support and maintenance to ensure all such functional test equipment is kept in proper working order. Dovatron will ensure that adequate physical asset controls for such equipment are continually maintained and the equipment is used for the purposes contemplated by this Agreement and in compliance with the manufacturer's specifications for such usage. If Dovatron is negligent in the use or care of any of such equipment, or breaches any of its obligations with respect to such equipment, it will be responsible for the cost of repair or replacement of such equipment.

       B. Mylex will be responsible to pay the fully burdened cost, as defined above, of each generic Product that does not pass functional or configuration testing but passes in-circuit testing and complies with all Mylex and IPC 610 class 2 specific requirements. Dovatron will engage in best efforts to debug any failed Product and will run the failed Product through its process (i.e., rework/test) three times in a thirty (30) day period.
              Mylex will be promptly notified of the results of each such rework/test. Each Product(s) that fails to pass such testing, after such three rework/tests, will be delivered to Mylex and billed to Mylex pursuant to the terms of this Agreement. If subsequent analysis by Mylex shows that the failure of a Product was a result of Dovatron's manufacturing, including without limitation, configuration process, Dovatron will release an RMA for such Product(s) and promptly refund to Mylex its payment for such Product upon its receipt of such Product(s) from Mylex.

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SECTION 7.0 TERM AND TERMINATION

7.1 TERM AND TERMINATION. The initial term of this Agreement shall commence on the effective date hereof and extend for five (5) years thereafter, with automatic one year renewals unless terminated according to one or more of the following provisions:

       A.     At any time upon the mutual written agreement of both parties;

       B. At the end of the first one-year term hereof, or any subsequent one-year term, by either party upon written notice of termination to the other party received not less than sixty (60) days prior to the expiration of any such term;

       C. By either party, following a material breach of this Agreement by the other party and the breaching party's failure to cure such breach within thirty (30) days of it receiving written notice of such breach; and

       D. By either party upon the other party seeking an order for relief under the bankruptcy laws of the United States or similar laws of any other jurisdiction, a composition with or assignment for the benefit of creditors, or dissolution or liquidation.

       Notwithstanding any possible implication to the contrary herein or as a result of the course of conduct or past relationship of the parties, either party may terminate this Agreement pursuant to subparagraph B above with or without cause and neither party presently has a right to have this Agreement continue in effect for any period other than as specified in subparagraph B above, subject to subparagraphs C and D above.

7.2 EFFECT OF TERMINATION. Upon any such termination by Dovatron or any such termination by Mylex pursuant to subsection A or B above, Mylex shall be liable for any cancellation according to Section 2.8 above. Furthermore, in the event Mylex terminates this Agreement pursuant to subsection C above as a result of a material breach by Dovatron of any of its obligations hereunder with respect to Products subject to a Purchase Order, Mylex shall be liable for any cancellation according to Section
       2.8 above other than with respect to such Purchase Order, any units of any of the Products covered by such Purchase Order (whether or not subject to such Purchase Order), and any work-in-process with respect to any of such Products that meets acceptable quality standards.

SECTION 8.0 INDEMNIFICATION

8.1 PRODUCT INDEMNIFICATION. Mylex agrees that it will indemnify Dovatron against any and all claims, liabilities, damages or causes of action (collectively, a "Claim") hereafter brought or asserted by any person or entity arising out of the design, installation or use of any units of Product(s) manufactured by Dovatron under this Agreement, except to the extent such Claim results from such units of Product(s) not meeting their specifications or being defective in workmanship. Such indemnification obligation is conditioned upon Dovatron promptly notifying Mylex of any such claim. Such indemnification shall include reasonable attorneys' fees and other costs incurred by Dovatron in the defense of any Claim; provided, however, Mylex shall have the right to defend any Claim with its own counsel, which is reasonably acceptable to Dovatron.

8.2 PATENTS, COPYRIGHT, TRADE SECRET AND OTHER PROPRIETARY RIGHTS. Mylex agrees to defend at its expense any suit brought against Dovatron based upon a claim that finished Product(s) manufactured by Dovatron pursuant to the terms and conditions of this Agreement infringes a patent, copyright, trade secret or other proprietary right, foreign or domestic, and to pay the amount of any settlement, or the costs and damages finally awarded, with respect to such Claim, provided that Dovatron promptly notifies Mylex of, and provides Mylex with reasonable assistance in the defense of, any such Claim.

8.3 EMPLOYEE AND CONTRACTOR INDEMNIFICATION. Each of the parties agrees that it will indemnify the other party against any and all Claims hereafter brought or asserted by any person against the other party (a) relating to any alleged or actual action or omission to act by the indemnifying party arising from, or in connection with, such person's status as an employee or independent contractor of the indemnifying person or the termination of such status, (b) relating to any physical or other bodily injury arising from, or in connection with, any alleged or actual act or omission to act of the indemnifying party or any of its employees or independent contractors, or (c) relating to any workers' compensation claim made by an employee or independent contractor of the indemnifying party resulting from any injury sustained by such person while employed or retained by the indemnifying party.

SECTION 9.0 STAFFING, FACILITIES AND ASSETS

9.1 STAFFING. Certain Mylex employees, listed on Exhibit D hereto, will be offered the opportunity to resign from Mylex and, upon such resignation, will be hired by Dovatron in connection with this Agreement. Dovatron expressly does not assume any existing employment contracts or obligations with Mylex personnel. Mylex warrants that it has, or will, satisfy all obligations to Mylex personnel terminated in connection with this Agreement, at or prior to such termination. Except as provided above in this section, each of the parties agrees not to solicit any employees of the other party that are directly involved in the activities of the other party in connection with this Agreement during the period such employees are employed by the other party and for a period of one hundred and eighty (180) days after the date of such employee's termination of employment from the other party.

9.2 FACILITY. Contemporaneous with the effectiveness of this Agreement, the parties have entered into a Sublease of a portion of the premises presently leased by Mylex in Fremont, California, from Mylex to Dovatron (the "Sublease"), a copy of each of which is attached hereto as Exhibit E.

9.3 ASSETS. Dovatron may purchase from Mylex, on or before sixty (60) days after the effective date of this Agreement, certain assets of Mylex (the "Assets") pursuant to the terms of a Sale Agreement between the parties, in form and content acceptable to the parties (the "Sale Agreement"). A list of the Assets is set forth on Exhibit F hereto. Prior to any such sale, Dovatron, which shall have the right to use the Assets through such date, shall be responsible for the loss of, or any damage to (reasonable wear and tear excepted), the Assets. If such sale is not consummated by such date, Mylex shall have the right to immediately recover the possession of, and sell, the Assets. Upon the expiration or termination of this Agreement, Mylex shall have the right, but not the obligation, to purchase from Dovatron all of the Assets then being used by Dovatron in the performance of its obligations under this Agreement. The repurchase price for such Assets, and the repurchase terms and conditions, will be specified in the Sale Agreement.

SECTION 10.0 MISCELLANEOUS

10.1 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings between the parties relating to such transactions. The exhibits attached hereto are considered to be a part of this Agreement; provided, however, to the extent there is a conflict between any term of this Agreement and any term on the face of a purchase order or any other document utilized by Mylex to order Products hereunder, such term of this Agreement shall govern.

10.2 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither party hereto shall in any way sell, transfer, assign, or otherwise dispose of any of the rights, privileges, duties and obligations granted or imposed upon it under this Agreement; provided, however, that Dovatron shall have the right to assign its rights, duties and responsibilities under this Agreement to an affiliate of Dovatron; provided further, however, Dovatron shall remain obligated under this Agreement and Mylex shall have the right to approve any change of the manufacturing facility for any Product. An affiliate of Dovatron means any corporation, partnership or other business entity which controls, is controlled by, or is under common control with Dovatron.

10.3 SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, except in those instances where removal or elimination of such invalid, illegal, or unenforceable provision or provisions would result in a failure of consideration under this Agreement, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

10.4 FORCE MAJEURE. Neither party shall be liable to the other for any delay in performance or failure to perform, in whole or in part, due to labor dispute, strike, war or act of war (whether an actual declaration is made or not), insurrection, riot, civil commotion, act of public enemy, accident, fire, flood, or other act of God, act of any governmental authority, judicial action or similar causes beyond the reasonable control of such party. If any event of force majeure occurs, the party affected by such event shall promptly notify the other party of such event and take all reasonable actions to avoid the effect of such event.

10.5 INDEPENDENT CONTRACTOR. Dovatron and Mylex are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the parties.

10.6 DISPUTES. All disputes and controversies of every kind and nature between the parties arising out of or in connection with the existence, construction, validity, interpretation, or meaning, performance, non-performance, enforcement, operation, breach, continuance, or termination of this Agreement shall be submitted to binding arbitration, pursuant to the Rules of the American Arbitration Association, before a single arbitrator in Alameda County, California. In the event the parties cannot agree on the arbitrator, then an administrator of the American Arbitration Association shall select an appropriate arbitrator from among arbitrators of the Association with experience in manufacturing disputes for technology products.

10.7 JURISPRUDENCE. This Agreement will be governed by and construed in accordance with the laws of California.

10.8 EXHIBITS. Each exhibit hereto is incorporated herein by this reference. The parties may amend any exhibit from time-to-time by entering into a separate written agreement, referencing such exhibit and specifying the amendment thereto, signed by an authorized employee of each of the parties.

       IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

Dovatron International, Inc.              Mylex Corporation

By:    /s/ Dermot O'Flanagan              By:    /s/ Colleen Gray
       ---------------------------------         ------------------------------
       Dermott O'Flanagan                        Colleen Gray
       ---------------------------------         ------------------------------
       Name (type or print)                             Name (type or print)

       President Dovatron Intl.                  Vice President Finance & CEO
       ---------------------------------         ------------------------------
                     Title                                    Title

Date:  February 9, 1999                   Date:  February 5, 1999
       ---------------------------------         ------------------------------

                                    Exhibit A
                         DOVATRON MANUFACTURING COLORADO
                               MYLEX QUOTE SUMMARY
                                    27-JAN-99
                                    Exhibit A

-----------------------------------------------------------------------------------------------------
                                                  ORIGINAL
                                          QUOTED   QUOTED      RAW MATERIAL     MATERIAL  MATERIAL
PART NUMBER        DESCRIPTION            VOLUME   VOLUMES         COST         MARK-UP    MARK-UP%
-----------------------------------------------------------------------------------------------------
52-550131-08       PG 1 chnl               XXX         XXX     $XXX              $XXX        XXX
52-550131-09       PG 2 chnl               XXX         XXX     $XXX              $XXX        XXX
52-550131-10       PG 3 chnl               XXX         XXX     $XXX              $XXX        XXX
52-550134-03       PR                      XXX         XXX     $XXX              $XXX        XXX
52-550134-05       Jaguar                  XXX         XXX     $XXX              $XXX        XXX
52-550136-01       Apple BBU               XXX         XXX     $XXX              $XXX        XXX
52-550136-02       Apple BBU               XXX         XXX     $XXX              $XXX        XXX
52-550136-04       Apple BBU               XXX         XXX     $XXX              $XXX        XXX
52-550136-06       Apple BBU               XXX         XXX     $XXX              $XXX        XXX
52-550137-01       Little Apple 1          XXX         XXX     $XXX              $XXX        XXX
52-550137-02       Little Apple 2          XXX         XXX     $XXX              $XXX        XXX
52-550137-03       Little Apple 3          XXX         XXX     $XXX              $XXX        XXX
52-550138-01       Jaguar plus             XXX         XXX     $XXX              $XXX        XXX
52-550142-01       Tomcat                  XXX         XXX     $XXX              $XXX        XXX
D040395            PDU 1 chnl              XXX         XXX     $XXX              $XXX        XXX
D040396            PDU 2 chnl              XXX         XXX     $XXX              $XXX        XXX
D040397            PDU 3 chnl              XXX         XXX     $XXX              $XXX        XXX
D040413            PJ-1                    XXX         XXX     $XXX              $XXX        XXX
D040414            PJ-2                    XXX         XXX     $XXX              $XXX        XXX
D040415            PJ-3                    XXX         XXX     $XXX              $XXX        XXX
D040420            PG-1                    XXX         XXX     $XXX              $XXX        XXX
D040421            PG-2                    XXX         XXX     $XXX              $XXX        XXX

                                                               $XXX              $XXX        XXX

-------------------------------------------------------------------------------------------

                   TOTAL BOM
PART NUMBER           COST         ASSEMBLY COST        ICT COST        SELLING PRICE
-------------------------------------------------------------------------------------------
52-550131-08          $XXX          $XXX                $XXX             $XXX
52-550131-09          $XXX          $XXX                $XXX             $XXX
52-550131-10          $XXX          $XXX                $XXX             $XXX
52-550134-03          $XXX          $XXX                $XXX             $XXX
52-550134-05          $XXX          $XXX                $XXX             $XXX
52-550136-01          $XXX          $XXX                $XXX             $XXX
52-550136-02          $XXX          $XXX                $XXX             $XXX
52-550136-04          $XXX          $XXX                $XXX             $XXX
52-550136-06          $XXX          $XXX                $XXX             $XXX
52-550137-01          $XXX          $XXX                $XXX             $XXX
52-550137-02          $XXX          $XXX                $XXX             $XXX
52-550137-03          $XXX          $XXX                $XXX             $XXX
52-550138-01          $XXX          $XXX                $XXX             $XXX
52-550142-01          $XXX          $XXX                $XXX             $XXX
D040395               $XXX          $XXX                $XXX             $XXX
D040396               $XXX          $XXX                $XXX             $XXX
D040397               $XXX          $XXX                $XXX             $XXX
D040413               $XXX          $XXX                $XXX             $XXX
D040414               $XXX          $XXX                $XXX             $XXX
D040415               $XXX          $XXX                $XXX             $XXX
D040420               $XXX          $XXX                $XXX             $XXX
D040421               $XXX          $XXX                $XXX             $XXX
                      $XXX          $XXX                $XXX             $XXX


PRICING WITH 30 DAY PAYMENT TERMS.
EXCLUDES FREMONT  CONFIGURATION COSTS
PRICING BASED ON INDICATED VOLUMES AND SUBJECT TO CHANGE WITH CHANGES IN VOLUME VOLUMES BASED ON CURRENT FORECASTED VOLUMES FROM MYLEX
PRICING TO BE EFFECTIVE NO EARLIER THAN Q-2

DOVATRON INTERNATIONAL
Mylex Configuration Quote Matrix
27-Jan-99
  Assumptions:
  Pricing based on 30 day payment terms.
  Pricing based on Mylex supplied volumes and subject to change with volume changes. Cycle times supplied by Mylex.
  SIMM pricing provided by Mylex.
  Overhead reflects facility related costs provided by Mylex.
  Labor rates reflect actual wages, as supplied by Mylex, for employees transferring to Dovatron. Mark-ups include XXX% on payroll related and XXX% on other, excluding lease costs, which have no mark-up.
  Assumption of Mylex capital assets not to exceed $300,000.

--------------------------------------------------------------------------------------------------------------------
                            GENERIC               CONFIG                                        TOTAL
  FAMILY NAME     VOLUME     BOARD       TEST     SOLDER     LABEL     PKG TIME   INSPECTION    LABOR     OVERHEAD
--------------------------------------------------------------------------------------------------------------------
 LITTLE APPLE   XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------
 PT,PR,PTL,TC   XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
    ALL BBU     XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    PG & PJ     XXX                   XXX        XXX       XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      PU        XXX                   XXX        XXX       XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       S        XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------



---------------------------------------------          ---------
                                                         PKG      CONFIGURATION
  FAMILY NAME          SIMM          PRICE    BURDEN    OPTION        PRICE
---------------------------------------------          ---------
 LITTLE APPLE           N/A         XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
 PT,PR,PTL,TC      100045-60 4M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                    10046-60 8M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100051-60 16M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100052-60 32M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100085-60 4M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
    ALL BBU             N/A                  $XXX      XXX      $XXX
---------------------------------------------          ---------
---------------------------------------------          ---------
    PG & PJ        100045-60 4M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100046-60 8M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100051-60 16M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100052-60 32M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100067-60 64M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                  100068-60 128M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
      PU           100024-60 4M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100026-60 8M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                  100030 4M EDRAM   XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                  100031 8M EDRAM   XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
       S           100024-60 4M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100026-60 8M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------

--------------------------------------------------------------------------------------------------------------------
      SUI       XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      SX        XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      SXI       XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      SF        XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      SFI       XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------
      FL        XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      SS        XXX                   XXX                  XXX        XXX        XXX          XXX        XXX
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

---------------------------------------------          ---------
      SUI          100024-60 4M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100026-60 8M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
      SX           100047-60 16M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100048-60 32M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100049-60 64M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100050-60 8M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100063-60 8M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
      SXI          100047-60 16M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100048-60 32M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100049-60 64M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100050-60 8M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100063-60 8M     XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
      SF           100080-60 16M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100081-60 32M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100082-60 64M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                  100083-60 128M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
      SFI          100072-60 64M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
      FL           100080-60 16M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100081-60 32M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100082-60 64M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                  100083-60 128M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
      SS           100080-60 16M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100081-60 32M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                   100082-60 64M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------
                  100083-80 128M    XXX      $XXX      XXX      $XXX
---------------------------------------------          ---------

                                                                      EXHIBIT F
MYLEX - MOVING  DATA -> SMARTER
LISTS  OF  ASSETS AS OF 12/02/98

-----------------------------------------------------------------------------------------------------------------------
QTY     DESCRIPTION                                      LOCATION         TAG #          FMV/EACH              TOTAL
-----------------------------------------------------------------------------------------------------------------------
  14    CUBICLES                                        CUBICLE     NONE                 1,200.00          16,800.00

   1    PC SYSTEMS (100 MHZ)   SUDHA                    CUBICLE     2588, 2588A           500.00              500.00
   1    PC SYSTEMS (100 MHZ)   TIEN / LINDA             CUBICLE     1246, 1246A           500.00              500.00
   1    PC SYSTEMS (100 MHZ)   SONNY                    CUBICLE     2593, 2593A           500.00              500.00
   1    PC SYSTEMS (100 MHZ)   LORETTA                  CUBICLE     2594, 2594A           500.00              500.00
   1    PC SYSTEMS (100 MHZ)   LINDA                    CUBICLE     2595, 2595A           500.00              500.00
   1    PC SYSTEMS (100 MHZ)   LORETTA                  CUBICLE     1231, 1231A           500.00              500.00

   1    OSCILLOSCOPES (TAKTRONIX 2236)                   DEBUG      1521                  400.00              400.00
   1    OSCILLOSCOPES (TAKTRONIX 2236)                   DEBUG      1521A                 400.00              400.00
   1    OSCILLOSCOPES (TAKTRONIX 2236)                   DEBUG      1521B                 400.00              400.00
   1    OSCILLOSCOPES (TAS 465)                          DEBUG      1521D                 300.00              300.00

   1    466 STORAGE OSCILLOSCOPE                         DEBUG      959                   600.00              600.00

   1    MICROSCOPES  (LEICA)                          RAID / SCSI   2596                  800.00              800.00
   1    MICROSCOPES  (LEICA)                          RAID / SCSI   1506D                 800.00              800.00
   1    MICROSCOPES  (LEICA)                          RAID / SCSI   2597                  800.00              800.00
   1    MICROSCOPES  (LEICA)                          RAID / SCSI   2598                  800.00              800.00
   1    MICROSCOPES  (LEICA)                          RAID / SCSI   1506C                 800.00              800.00

   1    MICROSCOPES  (LEICA)                          RAID / SCSI   2600                  800.00              800.00
   1    MICROSCOPE (BAUSH & LOMB)                     RAID / SCSI   2599                  800.00              800.00
   1    MICROSCOPE (BAUSH & LOMB)                        DEBUG      1506B                 800.00              800.00
   1    MICROSCOPE (LEICA)                                FGI                             800.00              800.00

   1    WASH MACHINE (ELECTROVERT H500)                WASH AREA    2774                8,000.00            8,000.00

  82    METAL CARTS W/SHELVES                           ALL MFG                            75.00            6,150.00
   8    2' X 5' ESD SHELVES                              DEBUG                             60.00              480.00
  32    4' X 2' NONE ESD  SHELVES                         FGI                              40.00            1,280.00
  360   2' X 3' ESD PADDED SHELVES                        FGI                              60.00           21,600.00
  12    2' X 3' NONE ESD  SHELVES                         FGI                              40.00              480.00
   5    2' X 5' ESD PADDED SHELVES                        FGI                              60.00              300.00
  347   4' X 2' ESD PADDED SHELVES                        FGI                              60.00           20,820.00





                                       Page 1

                                                                      EXHIBIT F
MYLEX - MOVING  DATA -> SMARTER
LISTS  OF  ASSETS AS OF 12/02/98

-----------------------------------------------------------------------------------------------------------------------
QTY     DESCRIPTION                                      LOCATION         TAG #          FMV/EACH              TOTAL
-----------------------------------------------------------------------------------------------------------------------
  70    3' X 2' NONE ESD SHELVES                       MEM ROOM                            40.00            2,800.00
  28    4' X 2' NON ESD SHELVES                        MEM ROOM                            40.00            1,120.00
  28    4' X 2' NONE ESD SHELVES                       MEM ROOM                            40.00            1,120.00
  17    4' X 2' ESD SHELVES                            MEM ROOM                            60.00            1,020.00
  30    NONE ESD SHELVES                                  MRB                              40.00            1,200.00
  40    ESD  SHELVES                                      MRB                              60.00            2,400.00
  325   4' X 2' SHELVES                                  STCK                              40.00           13,000.00
  443   3' X 2' ESD  SHELVES (KEEP 50)                   STCK                              60.00           26,580.00
  12    WOOD 8.5'*2 SHELVES                              STCK                              40.00              480.00
  16    4' X 2' SHELVES                                W/H & REC.                          40.00              640.00
   5    2' X 3' NONE ESD SHELVES                       WASH AREA                           40.00              200.00

   4    2' X 6' BENCH                                    DEBUG                            150.00              600.00
   1    5' BENCH                                          FGI                              70.00               70.00
   2    2' X 5' BENCH                                   FT/HBA                            150.00              300.00
  16    2' X 8' BENCH                                   FT/HBA                            150.00            2,400.00
  25    2' X 5' BENCH                                 RAID / SCSI                         150.00            3,750.00
  26    2' X 6' BENCH                                 RAID / SCSI                         150.00            3,900.00
   8    2' X 8' BENCH                                 RAID / SCSI                         150.00            1,200.00
   4    5' X 32" BENCHES NONE ESD PAD                    SHPG                              70.00              280.00
  14    5' X 32" BENCHES W/ ESD PAD                      SHPG                              70.00              980.00
   6    8' BENCH W/ ESD PAD                              STCK                              70.00              420.00
   6    8' X 3' WORK BENCHES W/ESD PADDED              W/H & REC.                          70.00              420.00

   1    HBA PC LABEL MARKER                             FT/HBA      2772                  400.00              400.00
   1    HBA PC LABEL MARKER                             FT/HBA      2773                  400.00              400.00

   5    2' X 5' TABLE                                   FT/HBA                            150.00              750.00
  18    2' X 5' TABLE                                 RAID / SCSI                         150.00            2,700.00
   4    2' X 8' TABLE                                 RAID / SCSI                         150.00              600.00

  47    CHAIRS                                          ALL MFG                            20.00              940.00
   6    CHAIRS                                            FGI                              20.00              120.00
   1    ARMED CHAIR                                    MEM ROOM                            40.00               40.00
   2    CHAIR                                             MRB                              20.00               40.00
  19    CHAIRS                                           STCK                              20.00              380.00



                                       Page 2

                                                                      EXHIBIT F
MYLEX - MOVING  DATA -> SMARTER
LISTS  OF  ASSETS AS OF 12/02/98

-----------------------------------------------------------------------------------------------------------------------
QTY     DESCRIPTION                                      LOCATION         TAG #          FMV/EACH              TOTAL
-----------------------------------------------------------------------------------------------------------------------
   6    2 DOORS METAL CABINETS                          CUBICLE                                  30.00        180.00
   2    2 DOORS METAL CABINETS                           DEBUG                             30.00               60.00
   1    4 DRAWER CABINET                                 DEBUG                             30.00               30.00
   2    2 DRAWER CABINETS                                DEBUG                             30.00               60.00
   2    1 DRAWER CABINETS                                DEBUG                             30.00               60.00
   1    11/2' X 3' 2 DRAWER CABINET                      DEBUG                             30.00               30.00
   1    5 DRAWER FILE CABINET                             MRB                              30.00               30.00
   2    METAL CABINET                                     MRB                              30.00               60.00
   2    FILE CABINET ( LETTER SIZE )                      MRB                              30.00               60.00
   2    4 DRAWER CABINETS                             RAID / SCSI                          30.00               60.00
   1    CABINET (MRB AREA)                            RAID / SCSI                          30.00               30.00
  11    2 DRAWER CABINETS                             RAID / SCSI                          30.00              330.00
   2    1 DRAWER CABINETS                             RAID / SCSI                          30.00               60.00
   1    METAL CABINET                                    SHPG                              30.00               30.00
   3    METAL CABINETS                                 W/H & REC.                          30.00               90.00
   6    FILE CABINETS                                  W/H & REC.                          30.00              180.00
   1    CHEMICAL CABINET                               WASH AREA                          150.00              150.00

   1    7' X 3' METAL RACKS                               FGI                              60.00               60.00
   1    7' X 4' METAL RACK                                FGI                              60.00               60.00
   1    7' X 5' METAL RACKS                               FGI                              60.00               60.00
  38    7'10" X 3' METAL RACKS                            FGI                              60.00            2,280.00
  31    8' X 4' METAL RACKS                               FGI                              60.00            1,860.00
  12    3' X 8' METAL RACKS                            MEM ROOM                            60.00              720.00
   2    4' x 6' METAL RACKS                            MEM ROOM                            60.00              120.00
   7    4' x 7' METAL RACKS                            MEM ROOM                            60.00              420.00
  12    7' 10" x 3' METAL RACKS                        MEM ROOM                            60.00              720.00
  13    4' X 7' METAL RACKING                             MRB                              60.00              780.00
  15    7' X 4' METAL RACKING                            SHPG                              60.00              900.00
   3    7' X 5' METAL RACKING                            SHPG                              60.00              180.00
   4    12' X 8.5' RACKS                                 STCK                              60.00              240.00
   4    7' X 3' METAL RACKS                              STCK                              60.00              240.00
  24    7' X 4' METAL RACKS                              STCK                              60.00            1,440.00
  68    7'10" X 3' METAL RACKS (KEEP 10)                 STCK                              60.00            4,080.00
   4    7' X 4' METAL RACKING                         W/H & REC.                           60.00              240.00


                                                                      EXHIBIT F
MYLEX - MOVING  DATA -> SMARTER
LISTS  OF  ASSETS AS OF 12/02/98

-----------------------------------------------------------------------------------------------------------------------
QTY     DESCRIPTION                                      LOCATION         TAG #          FMV/EACH              TOTAL
-----------------------------------------------------------------------------------------------------------------------
   2    PRINTERS (HP LASERJET 5L)   SONNY / SUDHA        CUBICLE                          150.00              300.00
   1    PRINTERS (HP LASERJET 6L)   LINDA T              CUBICLE                          150.00              150.00
   1    PRINTERS (HP LASERJET IIP PLUS)  LINDA P         CUBICLE                           75.00               75.00
   1    OKIDATA PRINTER (MODEL# OL410E)                   MRB                              75.00               75.00
   1    PRINTER  ( HP  2563C  ) - 1148                   SHPG                             300.00              300.00
   1    PRODIGY PLUS LABEL PRINTERS W/MONITORS           SHPG                             500.00              500.00
   1    PRODIGY PLUS LABEL PRINTERS W/MONITORS           SHPG                             500.00              500.00
   1    EPSON  LQ570  PRINTER                            SHPG                             150.00              150.00
   1    HP LASERJET 5L PRINTER                        W/H & REC.    924                   150.00              150.00

   3    WOODEN  BOOK CASES                              CUBICLE                            30.00               90.00
   1    3 STEP LADDER                                     FGI                              30.00               30.00
   2    DESKS                                             FGI                              70.00              140.00
   1    486 SYSTEM W/ "JOUCH" MONITOR                     MRB                             300.00              300.00
   1    BOOK CASE (METAL)                                 FGI                              30.00               30.00
   1    MAGNIFYING LIGHT                                  FGI                              20.00               20.00
   1    DATAMAX THERNAL LABEL PRINTER                    SHPG                           1,500.00            1,500.00
   1    EPROM LEAD FORMING (HEPCO)                      FT/HBA                             75.00               75.00
   1    EPROM LEAD FORMING                              FT/HBA                             75.00               75.00
   1    STRAP MACHINES                                   SHPG                             200.00              200.00
   1    STEP LADDER (3 STEPS)                             MRB                              30.00               30.00
   1    486 SYSTEM W/ "JOUCH" MONITOR                     MRB                             300.00              300.00
  11    MAGNIFYING LAMPS                              RAID / SCSI                          20.00              220.00
   1    LABEL MACHINE WITH PC SYS - 1268              RAID / SCSI                       2,000.00            2,000.00
   1    486 COMPUTERLAND SYSTEM                          SHPG                             300.00              300.00
   1     BETTER PACK 555 S - 984                         SHPG       956                   200.00              200.00
   1    ESD TESTER                                       SHPG       983                   100.00              100.00
   1    HP FAX - MODEL 750                               SHPG                             300.00              300.00
   1    SHRINK WRAP MACHINE                              SHPG                           1,500.00            1,500.00
   1    FORKLIFT CHARGER                                 SHPG                                  -                   -
   3    PALLET RACKINS SETIONS                           SHPG                             200.00              600.00
   2    BETTER PACK 333                                  SHPG       2480&2490             150.00              300.00
   3    PALLET RACKINS SETIONS                           SHPG       2498                  200.00              600.00
   1    SYS GATEWAY 2000                                 SHPG       2494/2494A            500.00              500.00
   2    HAND PALLET JACE                                 SHPG                             200.00              400.00




                                       Page 4

                                                                      EXHIBIT F
MYLEX - MOVING  DATA -> SMARTER
LISTS  OF  ASSETS AS OF 12/02/98

-----------------------------------------------------------------------------------------------------------------------
QTY     DESCRIPTION                                      LOCATION         TAG #          FMV/EACH              TOTAL
-----------------------------------------------------------------------------------------------------------------------
   1    ELECTRIC PALLET JACK                             SHPG                           1,500.00            1,500.00
   2    MAGNIFYINGS LIGHT                                STCK                              20.00               40.00
   1    PC UNIDENTFIED TYOE W VIEWSONIC MONITOR          STCK       2500                  300.00              300.00
   1    SCALE                                            STCK                             500.00              500.00
   1    SMD REEL COUNTER V- TEK                          STCK       1520                  300.00              300.00
  17    METAL CARTS (KEEP 5)                             STCK                              75.00            1,275.00
   1    VACCUME SEALER (2100R)                           STCK                           3,500.00            3,500.00
   1    CLARK - FORKLIFT  ( 9459PR )                  W/H & REC.                       20,000.00           20,000.00
   1    EMPAC SYSTEM W/ MONITOR                       W/H & REC.    2486                  500.00              500.00
   1    EMPAC SYSTEM W/ MONITOR (VIEW SONIC)          W/H & REC.    2488                  500.00              500.00
   1    HP VECTRA SYSTEM W/ MONITOR                   W/H & REC.    2485                  500.00              500.00
   2    LADDERS                                       W/H & REC.                          300.00              600.00
  28    SECTIONS  OF PALLET RACKING                   W/H & REC.                           50.00            1,400.00
 4000   BOARD RACKS  (BLACK)                          WASH AREA                             8.00           32,000.00


TOTAL                                                                                                     250,285.00
                                                                                                           20,648.51
                                                                                                 --------------------
GRAND TOTAL                                                                                               270,933.51
                                                                                                 ====================
